First Horizon Corporation's Momentum Continues with Strong Second Quarter 2024 Results
Net Income Available to Common Shareholders of $184 Million or EPS of $0.34;
$195 Million or $0.36 on an Adjusted Basis, up $0.01 from prior quarter*

2Q24 ROTCE of 11.3% and Adjusted ROTCE of 12.0% with Tangible Book Value per Share of $12.22, up $0.06 QoQ*

MEMPHIS, TN (July 17, 2024) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported second quarter net income available to common ("NIAC") shareholders of $184 million or earnings per share of $0.34, compared with first quarter 2024 net income available to common of $184 million or earnings per share of $0.33. Second quarter 2024 results were reduced by a net $11 million after-tax or $0.02 per share of notable items compared with $12 million or $0.02 per share in first quarter 2024. Excluding notable items, adjusted second quarter 2024 NIAC was $195 million or $0.36 per share compared to $195 million or $0.35 per share in first quarter 2024.

“We are pleased to report strong second quarter results. Our banking franchise delivered a solid quarter with net interest income and banking fee growth,” said Chairman, President and Chief Executive Officer Bryan Jordan. “Our balance sheet continues to perform well, which combined with strong earnings, enabled the return of $212 million of capital to shareholders this quarter.”

Jordan continued, “We continue to make significant progress on our strategic investments while identifying operational efficiencies that enhance the client experience and our financial performance. I am proud of the continued progress we have made in strengthening our competitive position and remain confident in our ability to continue to deliver value to our shareholders, associates, clients, and communities.”

Notable Items

Notable Items
Quarterly, Unaudited ($ in millions, except per share data)	2Q24	1Q24	2Q23
Summary of Notable Items:
Gain on merger termination	$—	$—	$225
Net merger/acquisition/transaction-related items	—	—	(30)
FDIC special assessment (other noninterest expense)	(2)	(10)	—
Other notable expenses	(3)	(5)	(65)
Total notable items (pre-tax)	$(5)	$(15)	$130
Total notable items (after-tax)	$(11)	$(12)	$98
Numbers may not foot due to rounding.

Second quarter pre-tax notable items include an FDIC special assessment of $2 million and $3 million of restructuring costs. Second quarter after-tax notable items include $7 million of deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

*References to "Adjusted" results exclude notable items and, along with ROTCE and certain financial measures, are Non-GAAP Financial Measures. All references to loans include leases. All references to earnings per share are based on diluted shares. Please see page 4 for information on our use of Non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 20.

SUMMARY RESULTS
Quarterly, Unaudited

				2Q24 Change vs.
($s in millions, except per share and balance sheet data)	2Q24	1Q24	2Q23	1Q24			2Q23
				$/bp		%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,097	$1,076	$1,019	$21		2%	$78		8%
Interest expense- taxable equivalent[1]	464	448	385	16		4	79		21
Net interest income- taxable equivalent	633	628	635	5		1	(2)		—
Less: Taxable-equivalent adjustment	4	4	4	—		10	—		6
Net interest income	629	625	631	4		1	(2)		—
Noninterest income	186	194	400	(8)		(4)	(214)		(54)
Total revenue	815	819	1,031	(4)		(1)	(216)		(21)
Noninterest expense	500	515	555	(15)		(3)	(55)		(10)
Pre-provision net revenue[3]	315	304	475	11		4	(161)		(34)
Provision for credit losses	55	50	50	5		10	5		10
Income before income taxes	260	254	425	6		2	(166)		(39)
Provision for income taxes	56	57	96	(1)		(2)	(40)		(42)
Net income	204	197	329	7		4	(125)		(38)
Net income attributable to noncontrolling interest	5	5	5	—		1	—		7
Net income attributable to controlling interest	199	192	325	7		4	(126)		(39)
Preferred stock dividends	15	8	8	7		85	7		94
Net income available to common shareholders	$184	$184	$317	$—		—%	$(133)		(42)%

Adjusted net income[4]	$208	$208	$231	$—		—%	$(23)		(10)%
Adjusted net income available to common shareholders[4]	$195	$195	$219	$—		—%	$(24)		(11)%
Common stock information
EPS	$0.34	$0.33	$0.56	$0.01		2%	$(0.22)		(39)%
Adjusted EPS[4]	$0.36	$0.35	$0.39	$0.01		2%	$(0.03)		(9)%
Diluted shares[8]	547	558	561	(11)		(2)%	(14)		(2)%
Key performance metrics
Net interest margin[6]	3.38%	3.37%	3.38%	1	bp		—	bp
Efficiency ratio	61.44	62.92	53.89	(148)			755
Adjusted efficiency ratio[4]	60.47	60.78	56.92	(31)			355
Effective income tax rate	21.49	22.48	22.63	(99)			(114)
Return on average assets	1.00	0.97	1.60	3			(60)
Adjusted return on average assets[4]	1.02	1.03	1.13	(1)			(11)
Return on average common equity (“ROCE")	9.0	8.8	16.4	22			(742)
Return on average tangible common equity (“ROTCE”)[4]	11.3	11.0	21.1	34			(981)
Adjusted ROTCE[4]	12.0	11.6	14.6	34			(260)
Noninterest income as a % of total revenue	22.75	23.72	38.80	(97)			(1,605)
Adjusted noninterest income as a % of total revenue[4]	22.64%	23.61%	21.60%	(97)	bp		104	bp
Balance Sheet (billions)
Average loans	$62.0	$61.2	$59.9	$0.9		1%	$2.1		4%
Average deposits	65.0	65.4	61.4	(0.4)		(1)	3.5		6
Average assets	81.7	81.2	82.3	0.5		1	(0.6)		(1)
Average common equity	$8.2	$8.4	$7.7	$(0.2)		(2)%	$0.5		6%
Asset Quality Highlights
Allowance for credit losses to loans and leases[4]	1.41%	1.40%	1.35%	—	bp		7	bp
Nonperforming loan and leases ratio	0.91%	0.82%	0.66%	9	bp		25	bp
Net charge-off ratio	0.22%	0.27%	0.16%	(5)	bp		6	bp
Net Charge-offs	$34	$40	$23	$(6)		(16)%	$11		46%
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	11.0%	11.3%	11.1%	(26)	bp		(3)	bp
Tier 1	12.0	12.3	12.1	(27)			(4)
Total Capital	13.7	13.9	13.6	(26)			9
Tier 1 leverage	10.6%	10.8%	10.5%	(21)	bp		9	bp
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

Second Quarter 2024 versus First Quarter 2024

Net interest income
Net interest income of $629 million increased $4 million and net interest margin of 3.38% increased 1 basis point from the benefit of higher loan volumes and yields, partially offset by continued mix shift within interest-bearing deposits products, higher use of wholesale funds, and lower average noninterest-bearing deposits.

Noninterest income
Noninterest income of $186 million decreased $8 million, with higher traditional banking fees partially offsetting a $12 million decrease in fixed income production, which was driven by a reduction in the market's rate cut expectations and lower portfolio restructuring activity.

Noninterest expense
Noninterest expense of $500 million declined $15 million from the prior quarter. Second quarter notable items included a $2 million FDIC special assessment and $3 million of restructuring costs, which are down from $10 million and $5 million respectively in first quarter 2024. Adjusted noninterest expense of $495 million decreased $5 million as reductions in incentives and deferred compensation were partially offset by increases in outside services expense associated with deposit marketing campaigns and third-party services for strategic investments.

Loans and leases
Average loan and lease balances of $62.0 billion were up $0.9 billion or 1% compared to the prior quarter, while period-end balances of $62.8 billion increased $1.0 billion or 2% from first quarter 2024. The spring home-buying season drove increases in loans to mortgage companies (LMC) and continued fund ups in multi-family within commercial real estate also contributed to the growth. Loan yields of 6.34% improved 6 basis points from wider spreads on new and renewing loans, as well as continued repricing of fixed rate cash flows.

Deposits
Average deposits of $65.0 billion decreased $0.4 billion or 1% from first quarter 2024, largely driven by lower noninterest-bearing deposits, which declined early in the first quarter before stabilizing. Period-end deposits of $64.8 billion decreased $0.9 billion or 1% from the prior quarter, including a $0.7 billion decline in public funds, which was impacted by seasonality. Total deposit costs and interest-bearing deposit costs both increased 2 basis points from the prior quarter to 2.47% and 3.30%, respectively.

Asset quality
Provision expense of $55 million increased $5 million from the previous quarter. Net charge-offs were $34 million or 22 basis points. Nonperforming loans of $574 million increased $69 million, with declines in C&I more than offset by increases in CRE. The ACL to loans ratio of 1.41% increased slightly from 1.40% in first quarter 2024. Modest grade migration continued in the second quarter, but overall credit performance is stable after normalizing from a prolonged benign environment.

Capital
Achieved the near-term CET1 ratio target of 11.0%, down from 11.3% in first quarter 2024 as $212 million of excess capital was returned to shareholders through the share repurchase program. FHN repurchased 13.9 million shares of common stock in second quarter 2024 at a weighted average price of $15.26. Year-to-date, FHN repurchased 25 million shares or $366 million of common stock under the $650 million share repurchase program authorized in 1Q24.

Income taxes
The effective tax rate and the adjusted effective tax rate for second quarter 2024 was 21.5% compared with 22.5% in first quarter 2024.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report.

FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time.

Use of Non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 20.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on July 17, 2024 by dialing 1-833-470-1428 (if calling from the U.S.) or 404-975-4839 (if calling from outside the U.S) and entering access code 463278. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the call will be available beginning at noon CT on July 17 until midnight CT on July 31, 2024. To listen to the replay, dial 1-866-813-9403 (U.S. callers); the access code is 610953. A replay of the webcast will also be available on our website on July 17 and will be archived on the site for one year.

First Horizon Corp. (NYSE: FHN), with $82.2 billion in assets as of June 30, 2024, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states across the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - Natalie.Flanders@firsthorizon.com
Media Relations - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						2Q24 Change vs.
($s in millions, except per share data)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23
						$	%	$	%
Interest income - taxable equivalent[1]	$1,097	$1,076	$1,090	$1,084	$1,019	$21	2%	$78	8%
Interest expense- taxable equivalent[1]	464	448	469	475	385	16	4	79	21
Net interest income- taxable equivalent	633	628	621	609	635	5	1	(2)	—
Less: Taxable-equivalent adjustment	4	4	4	4	4	—	10	—	6
Net interest income	629	625	617	605	631	4	1	(2)	—
Noninterest income:
Fixed income	40	52	37	28	30	(12)	(23)	10	34
Mortgage banking	10	9	5	7	6	2	19	4	66
Brokerage, trust, and insurance	38	36	36	34	35	2	6	3	10
Service charges and fees	58	57	59	60	59	1	2	(1)	—
Card and digital banking fees	20	19	16	20	21	1	7	(1)	(5)
Deferred compensation income	3	9	6	—	8	(6)	(66)	(5)	(63)
Gain on merger termination	—	—	—	—	225	—	NM	(225)	(100)
Other noninterest income	17	14	23	25	17	3	18	(1)	(3)
Total noninterest income	186	194	183	173	400	(8)	(4)	(214)	(54)
Total revenue	815	819	800	778	1,031	(4)	(1)	(216)	(21)
Noninterest expense:
Personnel expense:
Salaries and benefits	198	200	190	188	191	(2)	(1)	7	4
Incentives and commissions	79	92	82	77	86	(13)	(14)	(8)	(9)
Deferred compensation expense	3	9	7	—	8	(6)	(67)	(5)	(62)
Total personnel expense	279	301	279	266	285	(21)	(7)	(5)	(2)
Occupancy and equipment[2]	72	72	71	67	68	—	—	4	5
Outside services	78	65	84	69	71	13	19	7	10
Amortization of intangible assets	11	11	12	12	12	—	—	(1)	(8)
Other noninterest expense	60	67	127	60	119	(6)	(10)	(59)	(50)
Total noninterest expense	500	515	572	474	555	(15)	(3)	(55)	(10)
Pre-provision net revenue[3]	315	304	227	304	475	11	4	(161)	(34)
Provision for credit losses	55	50	50	110	50	5	10	5	10
Income before income taxes	260	254	177	194	425	6	2	(166)	(39)
Provision for income taxes	56	57	(11)	52	96	(1)	(2)	(40)	(42)
Net income	204	197	188	142	329	7	4	(125)	(38)
Net income attributable to noncontrolling interest	5	5	5	5	5	—	1	—	7
Net income attributable to controlling interest	199	192	183	137	325	7	4	(126)	(39)
Preferred stock dividends	15	8	8	8	8	7	85	7	94
Net income available to common shareholders	$184	$184	$175	$129	$317	$—	—%	$(133)	(42)%
Common Share Data
EPS	$0.34	$0.33	$0.31	$0.23	$0.59	$0.01	2%	$(0.25)	(42)%
Basic shares	544	555	559	559	539	(11)	(2)	5	1
Diluted EPS	$0.34	$0.33	$0.31	$0.23	$0.56	$0.01	2	$(0.22)	(39)
Diluted shares[8]	547	558	561	561	561	(11)	(2)%	(14)	(2)%

Effective tax rate	21.5%	22.5%	(6.2)%	26.7%	22.6%
Numbers may not foot due to rounding. See footnote disclosures on page 19.

ADJUSTED[4] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 8
Quarterly, Unaudited

						2Q24 Change vs.
($s in millions, except per share data)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23
						$	%	$	%
Net interest income (FTE)[1]	$633	$628	$621	$609	$635	$5	1%	$(2)	—%
Adjusted noninterest income:
Fixed income	40	52	37	28	30	(12)	(23)	10	34
Mortgage banking	10	9	5	7	6	2	19	4	66
Brokerage, trust, and insurance	38	36	36	34	35	2	6	3	10
Service charges and fees	58	57	59	60	59	1	2	(1)	—
Card and digital banking fees	20	19	16	20	21	1	7	(1)	(5)
Deferred compensation income	3	9	6	—	8	(6)	(66)	(5)	(63)
Gain on merger termination	—	—	—	—	—	—	NM	—	NM
Adjusted other noninterest income	17	14	20	25	17	3	18	(1)	(3)
Adjusted total noninterest income	$186	$194	$179	$173	$175	$(8)	(4)%	$11	6%
Total revenue (FTE)[1]	$819	$823	$800	$782	$810	$(4)	—%	$9	1%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$198	$199	$190	$188	$187	$(1)	(1)%	$11	6%
Adjusted Incentives and commissions	78	87	80	68	65	(9)	(10)	13	20
Deferred compensation expense	3	9	7	—	8	(6)	(67)	(5)	(62)
Adjusted total personnel expense	279	295	277	256	260	(16)	(5)	19	7
Adjusted occupancy and equipment[2]	72	72	71	67	68	—	—	4	5
Outside services	75	65	84	69	68	10	15	7	10
Amortization of intangible assets	11	11	12	12	12	—	—	(1)	(8)
Adjusted other noninterest expense	58	57	59	60	53	1	2	5	9
Adjusted total noninterest expense	$495	$500	$502	$465	$461	$(5)	(1)%	$34	7%

Adjusted pre-provision net revenue[4]	$324	$323	$298	$318	$349	$1	—%	$(25)	(7)%

Provision for credit losses	$55	$50	$50	$110	$50	$5	10%	$5	10%

Adjusted net income available to common shareholders	$195	$195	$178	$150	$219	$—	—%	$(24)	(11)%

Adjusted Common Share Data
Adjusted diluted EPS	$0.36	$0.35	$0.32	$0.27	$0.39	$0.01	2%	$(0.03)	(9)%
Diluted shares[8]	547	558	561	561	561	(11)	(2)%	(14)	(2)%

Adjusted effective tax rate	21.5%	22.5%	21.7%	20.1%	21.6%
Adjusted ROTCE	12.0%	11.6%	11.1%	9.2%	14.6%
Adjusted efficiency ratio	60.5%	60.8%	62.8%	59.4%	56.9%
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	2Q24	1Q24	4Q23	3Q23	2Q23
Summary of Notable Items:
Gain on merger termination	$—	$—	$—	$—	$225
Net merger/acquisition/transaction-related items	—	—	—	—	(30)
Gain/(loss) related to equity securities investments (other noninterest income)	—	—	(6)	—	—
Net gain on asset disposition (other noninterest income less incentives)	—	—	7	—	—
FDIC special assessment (other noninterest expense)	(2)	(10)	(68)	—	—
Other notable expenses *	(3)	(5)	—	(10)	(65)
Total notable items (pre-tax)	$(5)	$(15)	$(67)	$(10)	$130
Tax-related notable items **	$—	$—	$48	$(13)	$—
Preferred Stock Dividend ***	$(7)	$—	$—	$—	$—
Numbers may not foot due to rounding
* 2Q24, 1Q24 and 3Q23 include $3 million, $5 million and $10 million of restructuring expenses; 2Q23 includes $50 million contribution to First Horizon Foundation and $15 million of Visa derivative valuation expenses.
** 4Q23 includes a $48 million after-tax benefit primarily from the resolution of IberiaBank merger-related tax items; 3Q23 includes after-tax notable items of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.
*** 2Q24 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

(In millions)	2Q24	1Q24	4Q23	3Q23	2Q23
Impacts of Notable Items:
Noninterest income:
Gain on merger termination	$—	$—	$—	$—	$(225)
Other noninterest income	—	—	(4)	—	—
Total noninterest income	$—	$—	$(4)	$—	$(225)

Noninterest expense:
Personnel expenses:
Salaries and benefits	$—	$—	$—	$—	$(4)
Incentives and commissions	(1)	(5)	(2)	(9)	(21)
Total personnel expenses	(1)	(5)	(2)	(10)	(25)
Outside services	(3)	—	—	—	(4)
Other noninterest expense	(2)	(10)	(68)	—	(66)
Total noninterest expense	$(5)	$(15)	$(70)	$(10)	$(95)

Income before income taxes	$5	$15	$67	$10	$(130)
Provision for income taxes *	1	3	64	(11)	(33)
Preferred stock dividends **	(7)	—	—	—	—
Net income/(loss) available to common shareholders	$11	$12	$3	$20	$(98)
EPS impact of notable items	$0.02	$0.02	$0.01	$0.04	$(0.17)
Numbers may not foot due to rounding
* 4Q23 includes a $48 million after-tax benefit primarily from the resolution of IberiaBank merger-related tax items; 3Q23 includes after-tax notable items of $24 million related to the surrender of approximately $214 million in book value of bank owned life insurance policies, partially offset by an $11 million benefit from merger-related tax items.
** 2Q24 includes $7 million deemed dividends on the redemption of $100 million par value of Series D Preferred Stock.

FINANCIAL RATIOS
Quarterly, Unaudited
						2Q24 Change vs.
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin[6]	3.38%	3.37%	3.27%	3.17%	3.38%	1	bp		—	bp
Return on average assets	1.00%	0.97%	0.91%	0.68%	1.60%	3			(60)
Adjusted return on average assets[4]	1.02%	1.03%	0.92%	0.78%	1.13%	(1)			(11)
Return on average common equity (“ROCE”)	8.98%	8.76%	8.60%	6.28%	16.40%	22			(742)
Return on average tangible common equity (“ROTCE”)[4]	11.29%	10.95%	10.89%	7.95%	21.10%	34			(981)
Adjusted ROTCE[4]	11.99%	11.65%	11.05%	9.21%	14.59%	34			(260)
Noninterest income as a % of total revenue	22.75%	23.72%	23.33%	22.23%	38.80%	(97)			(1,605)
Adjusted noninterest income as a % of total revenue[4]	22.64%	23.61%	22.32%	22.11%	21.60%	(97)			104
Efficiency ratio	61.44%	62.92%	71.14%	60.96%	53.89%	(148)			755
Adjusted efficiency ratio[4]	60.47%	60.78%	62.84%	59.43%	56.92%	(31)			355
Allowance for credit losses to loans and leases[4]	1.41%	1.40%	1.40%	1.36%	1.35%	1			6

CAPITAL DATA
CET1 capital ratio*	11.0%	11.3%	11.4%	11.1%	11.1%	(26)	bp		(3)	bp
Tier 1 capital ratio*	12.0%	12.3%	12.4%	12.1%	12.1%	(27)	bp		(4)	bp
Total capital ratio*	13.7%	13.9%	14.0%	13.6%	13.6%	(26)	bp		9	bp
Tier 1 leverage ratio*	10.6%	10.8%	10.7%	10.5%	10.5%	(21)	bp		9	bp
Risk-weighted assets (“RWA”) (billions)*	$71.9	$71.1	$71.1	$71.9	$71.5	$0.8		1%	$0.4		1%
Total equity to total assets	10.89%	11.21%	11.38%	10.65%	10.53%	(32)	bp		36	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	8.14%	8.33%	8.48%	7.76%	7.71%	(19)	bp		44	bp
Period-end shares outstanding (millions)[8]	537	549	559	559	559	(12)		(2)%	(22)		(4)%
Cash dividends declared per common share	$0.15	$0.15	$0.15	$0.15	$0.15	$—		—%	$—		—%
Book value per common share	$15.34	$15.23	$15.17	$14.28	$14.58	$0.11		1%	$0.76		5%
Tangible book value per common share[4]	$12.22	$12.16	$12.13	$11.22	$11.50	$0.06		—%	$0.72		6%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	96.89%	93.93%	93.18%	92.18%	93.68%	296	bp		321	bp
Loans-to-deposit ratio (average balances)	95.49%	93.54%	91.53%	92.35%	97.52%	195	bp		(203)	bp
Full-time equivalent associates	7,297	7,327	7,277	7,340	7,327	(30)		—%	(30)		—%
*Current quarter is an estimate.
See footnote disclosures on page 19.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						2Q24 Change vs.
(In millions)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$33,452	$32,911	$32,632	$33,163	$33,116	$542	2%	$337	1%
Commercial real estate	14,669	14,426	14,216	14,121	13,891	242	2	778	6
Total Commercial	48,121	47,337	46,849	47,283	47,006	784	2	1,115	2
Consumer real estate	13,909	13,645	13,650	13,685	13,475	264	2	434	3
Credit card and other[5]	751	771	793	809	813	(20)	(3)	(63)	(8)
Total Consumer	14,660	14,416	14,443	14,494	14,289	244	2	371	3
Loans and leases, net of unearned income	62,781	61,753	61,292	61,778	61,295	1,028	2	1,486	2
Loans held for sale	471	395	502	613	789	76	19	(319)	(40)
Investment securities	9,221	9,460	9,714	9,435	9,949	(238)	(3)	(728)	(7)
Trading securities	1,249	1,161	1,412	1,231	1,059	88	8	191	18
Interest-bearing deposits with banks	1,452	1,885	1,328	1,917	4,523	(432)	(23)	(3,071)	(68)
Federal funds sold and securities purchased under agreements to resell	487	817	719	416	282	(330)	(40)	205	73
Total interest earning assets	75,662	75,470	74,967	75,389	77,898	191	—	(2,236)	(3)
Cash and due from banks	969	749	1,012	1,022	1,137	219	29	(168)	(15)
Goodwill and other intangible assets, net	1,674	1,685	1,696	1,709	1,720	(11)	(1)	(46)	(3)
Premises and equipment, net	584	586	590	590	595	(3)	—	(11)	(2)
Allowance for loan and lease losses	(821)	(787)	(773)	(760)	(737)	(34)	(4)	(84)	(11)
Other assets	4,162	4,094	4,169	4,584	4,458	68	2	(296)	(7)
Total assets	$82,230	$81,799	$81,661	$82,533	$85,071	$431	1%	$(2,841)	(3)%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$25,437	$25,847	$25,082	$25,590	$23,733	$(410)	(2)%	$1,704	7%
Time deposits	7,163	6,297	6,804	7,783	8,279	866	14	(1,116)	(13)
Other interest-bearing deposits	15,845	17,186	16,689	15,817	14,620	(1,341)	(8)	1,226	8
Total interest-bearing deposits	48,446	49,331	48,576	49,190	46,632	(885)	(2)	1,814	4
Trading liabilities	423	467	509	366	174	(44)	(9)	248	NM
Federal funds purchased and securities sold under agreements to repurchase	2,572	2,137	2,223	2,015	2,169	435	20	403	19
Short-term borrowings	1,943	566	326	492	4,777	1,377	NM	(2,834)	(59)
Term borrowings	1,175	1,165	1,150	1,157	1,156	10	1	19	2
Total interest-bearing liabilities	54,559	53,665	52,783	53,220	54,908	893	2	(350)	(1)
Noninterest-bearing deposits	16,348	16,410	17,204	17,825	18,801	(62)	—	(2,453)	(13)
Other liabilities	2,368	2,550	2,383	2,694	2,403	(182)	(7)	(34)	(1)
Total liabilities	73,275	72,626	72,370	73,740	76,112	649	1	(2,837)	(4)
Shareholders' Equity:
Preferred stock	426	520	520	520	520	(94)	(18)	(94)	(18)
Common stock	336	343	349	349	349	(7)	(2)	(14)	(4)
Capital surplus	5,007	5,214	5,351	5,337	5,324	(207)	(4)	(317)	(6)
Retained earnings	4,172	4,072	3,964	3,874	3,830	101	2	342	9
Accumulated other comprehensive loss, net	(1,281)	(1,271)	(1,188)	(1,582)	(1,359)	(10)	(1)	78	6
Combined shareholders' equity	8,660	8,878	8,996	8,498	8,664	(218)	(2)	(4)	—
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	8,955	9,173	9,291	8,794	8,960	(218)	(2)	(4)	—
Total liabilities and shareholders' equity	$82,230	$81,799	$81,661	$82,533	$85,071	$431	1%	$(2,841)	(3)%
Memo:
Total deposits	$64,794	$65,741	$65,780	$67,015	$65,433	$(947)	(1)%	$(639)	(1)%
Loans to mortgage companies	$2,934	$2,366	$2,024	$2,237	$2,691	$568	24%	$243	9%
Unfunded Loan Commitments:
Commercial	$18,781	$19,996	$21,328	$22,063	$22,134	$(1,215)	(6)%	$(3,353)	(15)%
Consumer	$4,334	$4,383	$4,401	$4,432	$4,400	$(49)	(1)%	$(66)	(2)%
Numbers may not foot due to rounding. See footnote disclosures on page 19.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						2Q24 Change vs.
(In millions)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23
Assets:						$	%	$	%
Loans and leases:
Commercial, financial, and industrial (C&I)	$32,909	$32,389	$32,520	$33,042	$32,423	$519	2%	$485	1%
Commercial real estate	14,576	14,367	14,210	13,999	13,628	209	1	949	7
Total Commercial	47,485	46,756	46,730	47,041	46,051	728	2	1,434	3
Consumer real estate	13,783	13,615	13,664	13,575	13,058	168	1	725	6
Credit card and other[5]	761	781	802	816	815	(20)	(3)	(54)	(7)
Total Consumer	14,544	14,396	14,466	14,391	13,873	148	1	671	5
Loans and leases, net of unearned income	62,029	61,152	61,197	61,432	59,924	876	1	2,105	4
Loans held-for-sale	462	454	547	782	731	8	2	(269)	(37)
Investment securities	9,261	9,590	9,394	9,811	10,192	(329)	(3)	(931)	(9)
Trading securities	1,367	1,245	1,225	1,099	1,110	122	10	257	23
Interest-bearing deposits with banks	1,449	1,793	2,556	2,867	3,110	(344)	(19)	(1,661)	(53)
Federal funds sold and securities purchased under agreements to resell	676	544	529	315	279	132	24	397	142
Total interest earning assets	75,243	74,778	75,448	76,306	75,346	465	1	(103)	—
Cash and due from banks	904	948	994	997	1,024	(45)	(5)	(121)	(12)
Goodwill and other intangibles assets, net	1,680	1,691	1,702	1,714	1,726	(11)	(1)	(47)	(3)
Premises and equipment, net	585	587	589	592	598	(2)	—	(13)	(2)
Allowances for loan and lease losses	(810)	(789)	(772)	(766)	(728)	(22)	(3)	(82)	(11)
Other assets	4,120	4,028	4,352	4,377	4,338	92	2	(218)	(5)
Total assets	$81,721	$81,243	$82,313	$83,220	$82,304	$477	1%	$(583)	(1)%

Liabilities and shareholders' equity:
Deposits:
Savings	$25,462	$25,390	$25,799	$24,963	$21,542	$72	—%	$3,920	18%
Time deposits	6,683	6,628	7,372	8,087	5,520	55	1	1,163	21
Other interest-bearing deposits	16,484	16,735	16,344	15,329	14,719	(251)	(2)	1,765	12
Total interest-bearing deposits	48,629	48,753	49,515	48,379	41,781	(124)	—	6,847	16
Trading liabilities	605	462	386	276	216	144	31	389	NM
Federal funds purchased and securities sold under agreements to repurchase	2,208	2,014	1,982	1,970	1,634	195	10%	574	35%
Short-term borrowings	1,267	537	437	1,790	6,365	730	136	(5,098)	(80)
Term borrowings	1,170	1,156	1,156	1,161	1,428	14	1	(258)	(18)
Total interest-bearing liabilities	53,879	52,921	53,475	53,575	51,424	957	2	2,455	5
Noninterest-bearing deposits	16,332	16,626	17,347	18,145	19,664	(294)	(2)	(3,332)	(17)
Other liabilities	2,561	2,445	2,585	2,522	2,187	116	5	374	17
Total liabilities	72,772	71,992	73,407	74,242	73,275	779	1	(503)	(1)
Shareholders' Equity:
Preferred stock	426	520	520	520	986	(94)	(18)	(560)	(57)
Common stock	340	347	349	349	337	(7)	(2)	3	1
Capital surplus	5,127	5,301	5,343	5,330	4,891	(174)	(3)	236	5
Retained earnings	4,122	4,028	3,935	3,861	3,759	93	2	362	10
Accumulated other comprehensive loss, net	(1,361)	(1,240)	(1,538)	(1,378)	(1,241)	(121)	(10)	(121)	(10)
Combined shareholders' equity	8,654	8,956	8,610	8,683	8,734	(302)	(3)	(80)	(1)
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	8,949	9,251	8,905	8,978	9,029	(302)	(3)	(80)	(1)
Total liabilities and shareholders' equity	$81,721	$81,243	$82,313	$83,220	$82,304	$477	1%	$(583)	(1)%
Memo:
Total deposits	$64,960	$65,379	$66,862	$66,523	$61,445	$(418)	(1)%	$3,515	6%
Loans to mortgage companies	$2,440	$1,847	$1,948	$2,353	$2,262	$593	32%	$177	8%
Numbers may not foot due to rounding. See footnote disclosures on page 19.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											2Q24 Change vs.
	2Q24		1Q24		4Q23		3Q23		2Q23		1Q24			2Q23
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense			Income/Expense
											$/bp		%	$/bp		%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$800	6.78%	$782	6.73%	$783	6.65%	$779	6.58%	$727	6.34%	$18		2%	$73		10%
Consumer	179	4.91	173	4.80	171	4.71	165	4.55	153	4.39	6		3	26		17
Loans and leases, net of unearned income	978	6.34	955	6.28	954	6.19	944	6.10	880	5.89	23		2	98		11
Loans held-for-sale	9	7.50	9	7.80	11	8.34	15	7.88	14	7.58	—		(1)	(5)		(37)
Investment securities	60	2.58	61	2.54	61	2.62	62	2.54	63	2.49	(1)		(2)	(4)		(6)
Trading securities	22	6.30	20	6.48	20	6.63	19	7.03	19	6.69	1		7	3		16
Interest-bearing deposits with banks	20	5.46	24	5.46	35	5.46	39	5.34	40	5.13	(5)		(19)	(20)		(51)
Federal funds sold and securities purchased under agreements	9	5.31	7	5.16	7	5.32	4	5.06	3	4.85	2		28	6		NM
Interest income	$1,097	5.86%	$1,076	5.78%	$1,089	5.74%	$1,084	5.64%	$1,019	5.42%	$21		2%	$78		8%

Interest bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$208	3.29%	$206	3.27%	$222	3.42%	$219	3.48%	$141	2.63%	$2		1%	$67		48%
Time deposits	74	4.45	73	4.42	82	4.42	89	4.35	49	3.56	1		1	25		51
Other interest-bearing deposits	117	2.86	119	2.86	116	2.81	102	2.64	75	2.06	(2)		(1)	42		56
Total interest-bearing deposits	399	3.30	398	3.28	420	3.37	409	3.36	265	2.55	1		—	134		50
Trading liabilities	7	4.46	5	4.31	4	4.59	3	4.20	2	3.82	2		35	5		NM
Federal funds purchased and securities sold under agreements to repurchase	24	4.36	21	4.24	22	4.35	21	4.24	15	3.74	3		13	9		57
Short-term borrowings	17	5.48	7	5.43	6	5.41	24	5.42	83	5.25	10		138	(66)		(79)
Term borrowings	17	5.64	17	5.71	17	5.75	17	5.82	19	5.21	—		—	(2)		(11)
Interest expense	464	3.46	448	3.40	469	3.48	475	3.52	385	3.00	16		4	79		21
Net interest income - tax equivalent basis	633	2.40	628	2.38	621	2.26	609	2.12	635	2.42	5		1	(2)		—
Fully taxable equivalent adjustment	(4)	0.98	(4)	0.99	(4)	1.01	(4)	1.05	(4)	0.96	—		(10)	—		(6)
Net interest income	$629	3.38%	$625	3.37%	$617	3.27%	$605	3.17%	$631	3.38%	$4		1%	$(2)		—%

Memo:
Total loan yield		6.34%		6.28%		6.19%		6.10%		5.89%	6	bp		45	bp
Total deposit cost		2.47%		2.45%		2.49%		2.44%		1.73%	2	bp		74	bp
Total funding cost		2.66%		2.59%		2.63%		2.63%		2.17%	7	bp		49	bp
Average loans and leases, net of unearned income	$62,029		$61,152		$61,197		$61,432		$59,924		$876		1%	$2,105		4%
Average deposits	64,960		65,379		66,862		66,523		61,445		(418)		(1)%	3,515		6%
Average funded liabilities	70,210		69,547		70,822		71,720		71,088		$663		1%	$(877)		(1)%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					2Q24 change vs.
(In millions, except ratio data)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$167	$206	$184	$123	$184	$(39)	(19)%	$(16)	(9)%
Commercial real estate	261	157	136	125	73	104	66	188	NM
Consumer real estate	143	140	139	145	144	4	3	(1)	—
Credit card and other[5]	2	2	2	2	2	—	21	—	(15)
Total nonperforming loans and leases	$574	$505	$462	$394	$402	$69	14%	$171	43%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.50%	0.63%	0.57%	0.37%	0.55%
Commercial real estate	1.78	1.09	0.96	0.88	0.52
Consumer real estate	1.03	1.02	1.02	1.06	1.07
Credit card and other[5]	0.25	0.20	0.30	0.26	0.27
Total nonperforming loans and leases to loans and leases	0.91%	0.82%	0.75%	0.64%	0.66%
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					2Q24 change vs.
(In millions)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$—	$—	$1	$3	$1	$—	NM	$(1)	NM
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	3	6	17	12	8	(3)	(47)	(5)	(58)
Credit card and other[5]	2	3	3	3	5	(1)	(25)	(2)	(52)
Total loans and leases 90 days or more past due and accruing	$6	$10	$21	$17	$14	$(4)	(38)%	$(8)	(56)%
Numbers may not foot due to rounding.
See footnote disclosures on page 19.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					2Q24 change vs.
(In millions, except ratio data)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I) *	$24	$28	$31	$92	$19	$(4)	(13)%	$5	28%
Commercial real estate	19	12	2	5	8	7	54	11	NM
Consumer real estate	1	—	1	1	1	1	NM	—	46
Credit card and other[5]	5	6	6	7	5	(1)	(16)	—	1
Total gross charge-offs	$49	$46	$41	$104	$33	$3	6%	$16	50%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(11)	$(3)	$(2)	$(5)	$(5)	$(9)	NM	$(7)	NM
Commercial real estate	—	—	—	—	(1)	—	91	1	99
Consumer real estate	(2)	(1)	(2)	(2)	(3)	(1)	(74)	—	9
Credit card and other[5]	(1)	(2)	(1)	(1)	(1)	—	27	—	(2)
Total gross recoveries	$(15)	$(6)	$(5)	$(9)	$(9)	$(9)	NM	$(6)	(62)%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I) *	$13	$25	$29	$86	$14	$(12)	(49)%	$(1)	(10)%
Commercial real estate	19	12	2	4	8	7	55	11	NM
Consumer real estate	(1)	(1)	—	(2)	(2)	—	(53)	1	29
Credit card and other[5]	3	4	5	6	3	—	(12)	—	1
Total net charge-offs	$34	$40	$36	$95	$23	$(6)	(16)%	$11	46%

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I) *	0.16%	0.31%	0.36%	1.04%	0.18%
Commercial real estate	0.53	0.35	0.06	0.12	0.23
Consumer real estate	(0.04)	(0.03)	—	(0.05)	(0.06)
Credit card and other[5]	1.79	1.98	2.36	2.77	1.65
Total loans and leases	0.22%	0.27%	0.23%	0.61%	0.16%
Numbers may not foot due to rounding.
•3Q23 increase driven by a single credit from a company in bankruptcy.
See footnote disclosures on page 19.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					2Q24 Change vs.
(In millions)	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$787	$773	$760	$737	$715	$14	2%	$72	10%
Charge-offs:
Commercial, financial, and industrial (C&I) *	(24)	(28)	(31)	(92)	(19)	4	13	(5)	(28)
Commercial real estate	(19)	(12)	(2)	(5)	(8)	(7)	(54)	(11)	NM
Consumer real estate	(1)	—	(1)	(1)	(1)	(1)	NM	—	(46)
Credit card and other[5]	(5)	(6)	(6)	(7)	(5)	1	16	—	(1)
Total charge-offs	(49)	(46)	(41)	(104)	(33)	(3)	(6)	(16)	(50)
Recoveries:
Commercial, financial, and industrial (C&I)	11	3	2	5	5	9	NM	7	NM
Commercial real estate	—	—	—	—	1	—	(91)	(1)	(99)
Consumer real estate	2	1	2	2	3	1	74	—	(9)
Credit card and other[5]	1	2	1	1	1	—	(27)	—	2
Total Recoveries	15	6	5	9	9	9	NM	6	62
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I) *	9	34	33	96	15	(24)	(72)	(6)	(39)
Commercial real estate	59	21	6	14	16	38	NM	43	NM
Consumer real estate	(1)	(3)	5	5	10	2	73	(11)	NM
Credit card and other[5]	—	3	5	3	3	(2)	(88)	(3)	(89)
Total provision for loan and lease losses:	68	54	49	118	45	14	26	23	51
Allowance for loan and lease losses - ending	$821	$787	$773	$760	$737	$34	4%	$84	11%

Reserve for unfunded commitments - beginning	$79	$83	$82	$90	$85	$(4)	(5)%	$(6)	(7)%
Cumulative effect of change in accounting principle	—	—	—	—	—	—	NM	—	NM
Acquired reserve for unfunded commitments	—	—	—	—	—	—	NM	—	NM
Provision for unfunded commitments	(13)	(4)	1	(8)	5	(9)	NM	(18)	NM
Reserve for unfunded commitments - ending	$66	$79	$83	$82	$90	$(13)	(17)%	$(24)	(27)%
Total allowance for credit losses- ending	$887	$865	$856	$842	$827	$22	2%	$60	7%
Numbers may not foot due to rounding.
•3Q23 increase driven by a single credit from a company in bankruptcy.
See footnote disclosures on page 19.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	2Q24	1Q24	4Q23	3Q23	2Q23

Allowance for loans and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	1.03%	1.06%	1.04%	1.01%	0.98%
Commercial real estate	1.51%	1.26%	1.21%	1.19%	1.14%
Consumer real estate	1.66%	1.69%	1.71%	1.67%	1.64%
Credit card and other[5]	3.26%	3.57%	3.63%	3.48%	3.79%
Total allowance for loans and lease losses to loans and leases	1.31%	1.27%	1.26%	1.23%	1.20%
Allowance for loans and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	205%	168%	184%	273%	177%
Commercial real estate	85%	115%	126%	135%	219%
Consumer real estate	161%	165%	168%	158%	154%
Credit card and other[5]	1,295%	1,766%	1,202%	1,364%	1,384%
Total allowance for loans and lease losses to nonperforming loans and leases	143%	156%	167%	193%	183%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.41%	1.40%	1.40%	1.36%	1.35%
Total allowance for credit losses to nonperforming loans and leases[4]	155%	171%	185%	214%	206%
See footnote disclosures on page 19.

REGIONAL BANKING
Quarterly, Unaudited

						2Q24 Change vs.
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$522	$532	$548	$558	$586	$(10)		(2)%	$(64)		(11)%
Noninterest income	109	105	106	106	106	4		4	3		3
Total revenue	632	637	655	664	691	(5)		(1)	(59)		(9)
Noninterest expense	334	324	334	311	314	10		3	20		6
Pre-provision net revenue[3]	298	313	321	353	377	(15)		(5)	(79)		(21)
Provision for credit losses	57	28	28	112	35	29		104	22		63
Income before income tax expense	241	285	293	241	342	(44)		(15)	(101)		(30)
Income tax expense	55	67	69	56	80	(12)		(18)	(25)		(31)
Net income	$185	$219	$224	$185	$262	$(34)		(16)%	$(77)		(29)%

Average Balances (billions)
Total loans and leases	$41.0	$40.6	$40.6	$40.6	$39.7	$0.4		1%	$1.3		3%
Interest-earning assets	41.0	40.6	40.6	40.6	39.7	0.4		1	1.3		3
Total assets	43.5	43.1	43.2	43.3	42.3	0.4		1	1.2		3
Total deposits	57.5	57.8	58.6	58.0	55.2	(0.3)		(1)	2.3		4

Key Metrics
Net interest margin[6]	5.16%	5.30%	5.39%	5.48%	5.95%	(14)	bp		(79)	bp
Efficiency ratio	52.80%	50.83%	51.04%	46.82%	45.41%	197	bp		739	bp
Loans-to-deposits ratio (period-end balances)	72.05%	69.82%	68.76%	69.68%	70.22%	223	bp		183	bp
Loans-to-deposits ratio (average-end balances)	71.32%	70.18%	69.34%	70.03%	71.83%	114	bp		(51)	bp
Return on average assets (annualized)	1.71%	2.04%	2.06%	1.70%	2.48%	(33)	bp		(77)	bp
Return on allocated equity[7]	21.47%	25.37%	25.84%	21.30%	30.36%	(390)	bp		(889)	bp
Financial center locations	418	418	418	418	417	—			1
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19.

Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

SPECIALTY BANKING
Quarterly, Unaudited

						2Q24 Change vs.
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$158	$153	$153	$161	$156	$5		3%	$2		1%
Noninterest income	64	72	64	49	50	(7)		(10)	14		27
Total revenue	222	224	217	209	206	(3)		(1)	15		7
Noninterest expense	103	104	101	96	95	(1)		(1)	8		8
Pre-provision net revenue[3]	119	120	116	114	112	(1)		(1)	8		7
Provision for credit losses	1	23	31	2	18	(22)		(98)	(18)		(97)
Income before income tax expense	119	97	85	111	93	21		22	25		27
Income tax expense	29	24	21	27	23	5		22	6		28
Net income	$90	$74	$64	$84	$71	$16		22%	$19		27%

Average Balances (billions)
Total loans and leases	$20.7	$20.2	$20.1	$20.4	$19.8	$0.5		3%	$0.9		5%
Interest-earning assets	23.3	22.4	22.4	22.7	22.0	0.8		4	1.3		6
Total assets	24.6	23.8	23.9	24.1	23.3	0.8		3	1.3		5
Total deposits	3.9	4.0	4.2	4.1	3.8	(0.1)		(3)	0.1		2

Key Metrics
Fixed income product average daily revenue (thousands)	$488	$731	$463	$301	$348	$(243)		(33)%	$140		40%
Net interest margin[6]	2.72%	2.73%	2.71%	2.81%	2.85%	(1)	bp		(13)	bp
Efficiency ratio	46.28%	46.40%	46.60%	45.80%	45.92%	(12)	bp		36	bp
Loans-to-deposits ratio (period-end balances)	551%	539%	524%	493%	534%	1,224	bp		1,684	bp
Loans-to-deposits ratio (average-end balances)	535%	506%	482%	501%	521%	2,881	bp		1,330	bp
Return on average assets (annualized)	1.47%	1.25%	1.06%	1.39%	1.21%	22	bp		26	bp
Return on allocated equity[7]	16.86%	14.13%	12.41%	17.21%	15.37%	273	bp		149	bp
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, and mortgage. In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						2Q24 Change vs.
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(51)	$(60)	$(85)	$(113)	$(111)	$9	15%	$60	54%
Noninterest income	13	18	13	18	244	(5)	(28)	(231)	(95)
Total revenues	(39)	(43)	(72)	(95)	133	4	9	(172)	(129)
Noninterest expense	64	87	137	67	147	(23)	(27)	(83)	(56)
Pre-provision net revenue[3]	(103)	(130)	(209)	(162)	(14)	27	21	(89)	NM
Provision for credit losses	(3)	(1)	(9)	(5)	(4)	(2)	NM	1	17
Income before income tax expense	(100)	(129)	(200)	(158)	(10)	29	23	(90)	NM
Income tax expense (benefit)	(29)	(33)	(100)	(31)	(7)	5	15	(22)	NM
Net income/(loss)	$(71)	$(95)	$(100)	$(127)	$(3)	$24	26%	$(68)	NM

Average Balance Sheet (billions)
Interest bearing assets	$11.0	$11.8	$12.4	$13.0	$13.7	$(0.8)	(7)%	$(2.7)	(20)%
Total assets	13.6	14.4	15.2	15.9	16.7	(0.8)	(5)	(3.1)	(18)
Numbers may not add to total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, credit risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and reconcile to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 20.
5 Credit card and other includes $190 million of commercial credit card balances at June 30, 2024.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent, and, where applicable state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 Share count was impacted by the repurchase of 11 million shares during 1Q24 and 14 million shares during 2Q24.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)	2Q24	1Q24	4Q23	3Q23	2Q23

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$8,955	$9,173	$9,291	$8,794	$8,960
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	426	520	520	520	520
(B) Total common equity	$8,234	$8,358	$8,476	$7,978	$8,144
Less: Intangible assets (GAAP) (b)	1,674	1,685	1,696	1,709	1,720
(C) Tangible common equity (Non-GAAP)	$6,560	$6,673	$6,779	$6,270	$6,424

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$82,230	$81,799	$81,661	$82,533	$85,071
Less: Intangible assets (GAAP) (b)	1,674	1,685	1,696	1,709	1,720
(E) Tangible assets (Non-GAAP)	$80,556	$80,114	$79,965	$80,825	$83,351

Period-end Shares Outstanding
(F) Period-end shares outstanding	537	549	559	559	559

Ratios
(A)/(D) Total equity to total assets (GAAP)	10.89%	11.21%	11.38%	10.65%	10.53%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.14%	8.33%	8.48%	7.76%	7.71%
(B)/(F) Book value per common share (GAAP)	$15.34	$15.23	$15.17	$14.28	$14.58
(C)/(F) Tangible book value per common share (Non-GAAP)	$12.22	$12.16	$12.13	$11.22	$11.50
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions, except per share data)		2Q24	1Q24	4Q23	3Q23	2Q23

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$184	$184	$175	$129	$317
Plus Total notable items (after-tax) (Non-GAAP) (a)		$11	$12	$3	$20	$(98)
Adjusted net income available to common shareholders (Non-GAAP)	b	$195	$196	$178	$150	$219

Diluted Shares (GAAP)[8]	c	547	558	561	561	561

Diluted EPS (GAAP)	a/c	$0.34	$0.33	$0.31	$0.23	$0.56
Adjusted diluted EPS (Non-GAAP)	b/c	$0.36	$0.35	$0.32	$0.27	$0.39

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$204	$197	$188	$142	$329
Plus Relevant notable items (after-tax) (Non-GAAP) (a)		$4	$12	$3	$20	$(98)
Adjusted NI (Non-GAAP)		$208	$209	$191	$163	$231

NI (annualized) (GAAP)	d	$820	$791	$746	$565	$1,320
Adjusted NI (annualized) (Non-GAAP)	e	$836	$838	$757	$646	$928

Average assets (GAAP)	f	$81,721	$81,243	$82,313	$83,220	$82,304

ROA (GAAP)	d/f	1.00%	0.97%	0.91%	0.68%	1.60%
Adjusted ROA (Non-GAAP)	e/f	1.02%	1.03%	0.92%	0.78%	1.13%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$739	$739	$695	$513	$1,270
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$785	$787	$706	$594	$878

Average Common Equity (GAAP)	i	$8,228	$8,436	$8,090	$8,163	$7,747
Intangible Assets (GAAP) (b)		1,680	1,691	1,702	1,714	1,726
Average Tangible Common Equity (Non-GAAP)	j	$6,548	$6,745	$6,388	$6,448	$6,021

ROCE (GAAP)	g/i	8.98%	8.76%	8.60%	6.28%	16.40%
ROTCE (Non-GAAP)	g/j	11.29%	10.95%	10.89%	7.95%	21.10%
Adjusted ROTCE (Non-GAAP)	h/j	11.99%	11.65%	11.05%	9.21%	14.59%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		2Q24	1Q24	4Q23	3Q23	2Q23

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$186	$194	$183	$173	$400
Plus notable items (pretax) (GAAP) (a)		—	—	(4)	—	(225)
Adjusted noninterest income (Non-GAAP)	l	$186	$194	$179	$173	$175

Revenue (GAAP)	m	$815	$819	$800	$778	$1,031
Taxable-equivalent adjustment		4	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		819	823	804	782	1,035
Plus notable items (pretax) (GAAP) (a)		—	—	(4)	—	(225)
Adjusted revenue (Non-GAAP)	n	$819	$823	$800	$782	$810

Securities gains/(losses) (GAAP)	o	$1	$—	$(5)	$—	$—

Noninterest income as a % of total revenue (GAAP)	(k-o)/ (m-o)	22.75%	23.72%	23.33%	22.23%	38.80%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	l/n	22.64%	23.61%	22.32%	22.11%	21.60%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	p	$500	$515	$572	$474	$555
Plus notable items (pretax) (GAAP) (a)		(5)	(15)	(70)	(10)	(95)
Adjusted noninterest expense (Non-GAAP)	q	$495	$500	$502	$465	$461

Revenue (GAAP)	r	$815	$819	$800	$778	$1,031
Taxable-equivalent adjustment		4	4	4	4	4
Revenue- Taxable-equivalent (Non-GAAP)		819	823	804	782	1,035
Plus notable items (pretax) (GAAP) (a)		—	—	(4)	—	(225)
Adjusted revenue (Non-GAAP)	s	$819	$823	$800	$782	$810

Securities gains/(losses) (GAAP)	t	$1	$—	$(5)	$—	$—

Efficiency ratio (GAAP)	p/ (r-t)	61.44%	62.92%	71.14%	60.96%	53.89%
Adjusted efficiency ratio (Non-GAAP)	q/s	60.47%	60.78%	62.84%	59.43%	56.92%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	Period-end				Average
	2Q24	1Q24	2Q24 vs.1Q24		2Q24	1Q24	2Q24 vs.1Q24
Loans excluding LMC
Total Loans (GAAP)	$62,781	$61,753	$1,028	2%	$62,029	$61,152	$876	1%
LMC (GAAP)	2,934	2,366	568	24%	2,440	1,847	593	32%
Total Loans excl. LMC (Non-GAAP)	59,847	59,387	460	1%	59,589	59,305	284	—%
Total Consumer (GAAP)	14,660	14,416	244	2%	14,544	14,396	148	1%
Total Commercial excl. LMC (Non-GAAP)	45,187	44,971	216	—%	45,045	44,909	136	—%
Total CRE (GAAP)	14,669	14,426	243	2%	14,576	14,367	209	1%
Total C&I excl. LMC (Non-GAAP)	$30,518	$30,545	$(27)	—%	$30,469	$30,542	$(73)	—%
Numbers may not foot due to rounding.

		2Q24	1Q24	4Q23	3Q23	2Q23
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases
Allowance for loan and lease losses (GAAP)	A	$821	$787	$773	$760	$737
Reserve for unfunded commitments (GAAP)		66	79	83	82	90
Allowance for credit losses (Non-GAAP)	B	$887	$865	$856	$842	$827

Loans and leases (GAAP)	C	$62,781	$61,753	$61,292	$61,778	$61,295
Nonaccrual loans and leases (GAAP)	D	$574	$505	$462	$394	$402

Allowance for loans and lease losses to loans and leases (GAAP)	A/C	1.31%	1.27%	1.26%	1.23%	1.20%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.41%	1.40%	1.40%	1.36%	1.35%

Allowance for loans and lease losses to nonperforming loans and leases (GAAP)	A/D	143%	156%	167%	193%	183%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	155%	171%	185%	214%	206%
Numbers may not foot due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($s in millions)

	2Q24	1Q24	4Q23	3Q23	2Q23
Adjusted Pre-provision Net Revenue (PPNR)
Pre-tax income (GAAP)	$260	$254	$177	$194	$425
Plus notable items (pretax) (GAAP) (a)	5	15	67	10	(130)
Adjusted Pre-tax income (non-GAAP)	$265	$269	$244	$204	$295
Plus provision expense (GAAP)	55	50	50	110	50
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$320	$319	$294	$314	$345
Taxable-equivalent adjustment	4	4	4	4	4
Pre-provision net revenue-Taxable-equivalent (Non-GAAP)	$324	$323	$298	$318	$349
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not foot due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

TD Transaction: The acquisition of FHN by TD contemplated by a merger agreement signed in February 2022 and terminated in May 2023.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income excluding securities gains/losses to total revenue - taxable equivalent excluding securities gains/losses.

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent excluding securities gains/losses.

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan and lease losses to annualized net charge-offs.

Operating Segments
Regional Banking segment: Offers financial products and services, including traditional lending and deposit taking, to consumer and commercial customers primarily in the southern and southeastern U.S. and other selected markets. Regional Banking also provides investment, wealth management, financial planning, trust and asset management services for consumer customers.

Specialty Banking segment: Consists of lines of business that deliver product offerings and services with specialized industry knowledge. Specialty Banking’s lines of business include asset-based lending, mortgage warehouse lending, commercial real estate, franchise finance, correspondent banking, equipment finance, and mortgage. In addition to traditional lending and deposit taking, Specialty Banking also delivers treasury management solutions, loan syndications, and international banking. Additionally, Specialty Banking has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, properties, technology, creditFS Work risk and bank operations are allocated to the activities of Regional Banking, Specialty Banking, and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of wholesale funding, liquidity, and capital management and allocation. Finally, the Corporate segment includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.